EXHIBIT 99.1

Performance Health
Technologies

Presentation to Steven
Rouhandeh and Jeff Davis

SCO Securities LLC

New York, July 7th 2008

Forward Looking Statements

The following contains "forward-looking statements," which
are based on management's beliefs, as well as on a number
of assumptions concerning future events and information
currently available to management. Readers are cautioned
not to put undue reliance on such forward-looking
statements, which are not a guarantee of performance and
are subject to a number of uncertainties and other factors,
many of which are outside the Company's control that could
cause actual results to differ materially from such
statements. The Company disclaims any intention or
obligation to update or revise any forward-looking
statements, whether as a result of new information, future
events or otherwise.

Meeting Objectives

Provide an overview and update on
Performance Health Technologies

Soliciting funds to capitalize on
substantial commercial opportunities

Overview

1.

The Company

2.

History

3.

Leadership Team

4.

Target Market

5.

Product

6.

Competitors

7.

Go to Market Strategy

8.

Sales Projections

9.

Use of Funds

10.

Registered Company Information

The Product

Wireless transmitter capturing
motion in time and space

Game like interface

Targeted goals

Instant feedback

Value Proposition

Value to:

Patients through improved outcomes

Healthcare professionals through
greater margins

Providers by reducing overall cost

Investors through potential return and
clear exits

1.0 Performance Health Technology

Mission

Create a new standard of care by offering
products that feature interactive, real
time, three dimensional feedback to users
and clinicians in order to speed recovery

2.0 History

Company established in 1998

Initial focus was on sports rehabilitation

Company re-organized in 2007

New Board of Directors

New company leadership

Focused strategy

Products directed towards Healthcare
Rehabilitation Opportunities

Publicly reporting Delaware Corporation as of
July 2007

3.0 New Leadership Team

Roger Harrison: Chairman and President

Robert Prunetti: CEO

Dr. Gary Goldstein: Medical Director

Jim Bartolomei:  Chief Financial Officer

Timothy Parshall: Executive VP Corporate Development

4.0 Market Opportunity

Underlying injuries requiring Neuromuscular rehabilitation creates a substantial market opportunity

Demographics, Lifestyle and Military Activities will continue to fuel market growth

Therapy is provided at in- or out-patient facilities as well as at home

4.1 Target Market Needs

Within the Rehabilitation Marketplace there are needs for :

Quantifiably exercise information to monitor and adjust
therapy overtime

Improved compliance at home

Tools to improve recovery from traumatic injury and
improvement long term morbidity

Devices that lower the cost of therapy and improve
efficiency

Improve profitability to clinicians

Reduce costs for payors

4.2  Market Needs and Trends Drive
Segment Specific Product Innovations

Market Trends

Creating a more stimulating
therapeutic environment

Provide functional outcomes

Technological interventions

Patients move through system to
lower cost settings  quicker

Growing number of injured Veterans
requiring therapy

Market Needs

Clinical

Increased sensory feedback for
patients

Outcome data

Ability to connect with patients while at
home

Economic

Increase productivity, reduce cost,
improve outcomes

5.0 Core:Tx Pro

Core:Tx Pro is a physical and occupational
therapy and diagnostic tool

Two pieces of software included:  the
Core:Tx game, and a database editor

Therapists can manage patient
information and create customized
exercises for each individual patient

After a patient logs into the Core:Tx game
their routine will load automatically

Results are viewed by the patient in the
game interface, while therapists view and
manage results in the database feature

5.1 Product Pipeline Targeted Towards
Specific Segments

Core:Tx Pro 1.0 – Wireless motion sensing offers real-time visual feedback (currently available)

Core:Tx Pro 2.0 – Multi-axis rotational measurement and 3D graphics

Core:Tx 2.0i – Internet enabled capabilities

Core:Tx Home Therapies – Stand alone home system designed specifically for specific conditions

Market

Trends and

Segments

Data

Capture

Core:Tx

Pro 2.0

Core:Tx Pro

2.0i

Core:Tx

Home

Therapies

Core:Tx

Pro 1.0

Home

therapy

Sensory

Feedback

Products

Rehab

Inpatient

Rehab

outpatient

Home

6.0 Core:Tx® Competitive Advantage

Ability to measure and track functional range of motion

Assess quality of functional motor control

Engages and motivates patient through many repetitions

Provides real-time audio and visual feedback

Ease of use and versatility allow the therapist to simulate and measure the patient’s ability to perform functional movements

Captures and stores data that can be used by patients, clinicians and payors

Competitive pricing

16

6.1 Core:Tx® is a Clinically Relevant
Differentiated Product

Feature

Core:Tx

Wii

Traditional
Tools

Client feedback

Yes

Yes

No

Controlled exercise

Yes

No

No

Specific therapeutic
features

Yes

No

Yes

Internet enabled

Yes (version 2.0i)

Yes

No

Customization
potential

Yes

No

No

Store and mine data

Yes

No

No

Multiple game
format

Yes

Yes

No

Competitive games

Yes (version 2.0)

Yes

No

Wii has “wow” factor but does not provide specific
therapeutic features

Traditional tools are boring to use and labor intensive

Clinical Rehabilitation/Healthcare Industry

In Patient

Out Patient

Home Product

Market Size

IM Network – > 5,000+

Total OTs – 77,000

Total PTs – 182,000

>15 million people at home
with therapy needs

Product

Core:Tx Pro 1.0,
2.0

Core:Tx Pro 2:0i

Core:Tx Home

Stroke Survivors, TBI, Knee
Replacement, etc.

Features

Records session

Interactive

Connects therapist to
patient

Creates a new revenue
stream

Ties patient to
facility/practice

Therapy in a fun
environment

Price Point

$1895, plus $295
yearly license

$1895, plus $295 yearly
license

$595

7.0 Market Entry Strategy

Focuses on In Patient/Out Patient

Clinical adoption will lay foundation for Home product
success

18

7.1 Marketing Activities Build
Awareness and Drive Adoption

Activities:

Observational Studies

Publications

Create Core:Tx Certification Course

Trade Magazine Advertising

Key Conference Exhibits

Success Story PR

Activities:

Interactive Metronome Certification
Courses

Local distribution agreements in PA,
NJ, DE, MD, AZ

PHT Direct sales organization

8.0 Unit Sales Analysis for 2009

Q1 Total
Units: 35

Q2 Total
Units: 175

Q3 Total
Units: 460

Q4 Total
Units: 865

Projections based on management estimates.  PHT can not guarantee actual performance will match projections

8.2 Target Program: Veterans Affairs

Opportunity

PHT invited to trial Cor:Tx in 12 Poly Trauma Centers

First visits and training start in 30 days

VA system covers 5.6 mil individuals

Acute need to provide rehabilitation therapy to the over 300,000 Veterans have returned wounded from the war to date.

Common injuries include Traumatic Brain Injury, Amputation etc

Approach

Initial product entry with PolyTrauma Centers and have Cor:Tx available

Once established expand product into larger VA population

Significant upside potential for PHT

8.3 Target Program: HealthSouth

Opportunity

HealthSouth has over  six hundred facilities

Initial beta-testing of product commenced in May 2008 at two facilities in Fl.

Four additional sites have been identified across the US

Approach

Utilize IM to provide the product training and deployment for  initial site

Build own sales team to provide training to dramatically increase reach

Significant upside potential for PHT

8.1 PHT Revenue Projections

Sales generated by:

Direct Marketing through Sales Force and Media

CPE/CMS (Interactive Metronome)

Target Programs e.g. VA, HealthSouth

Projections based on management estimates.  PHT can not guarantee actual performance will match projections

PHT Projected Revenue and Profit

PHT generates a profit during its third year of full
commercial operations

Projections based on management estimates.  PHT can not guarantee actual performance will match projections

9.0 External Funds Requirements

Operational Use of Internal and
External Funds over 2 yrs

$ Mil

Research and Development

2.00

Sales and Marketing

7.00

Product Supply

0.50

Administration

2.50

Miscellaneous

1.00

Total

13.00

PHT is seeking $10mil over the next two years to accelerate
the growth of the company to take advantage of the
opportunities created by the introduction of Wii, the
Department of Veterans Affairs and HealthSouth

10.0 Registered Company Information

Performance Health Technologies became a reporting company under the
Securities and Exchange Act of 1934

As of November 1, 2007

53,150,229 shares of common stock are outstanding and no shares of preferred stock are outstanding.

32,131,565 shares of our common stock were outstanding warrants at prices ranging from $.025 to $1.50 per share.

$6,549,000 in principal total 26,333,623 conversion shares total.

Capitalization Table

Top 6 shareholders own 45%

Largest shareholder holds 21%

Summary

PHT develops and markets performance
evaluation and rehabilitation products that
monitor and guide exercise and give real-time
motivational feedback

Products are built around proprietary technology
platform

Opportunities for rapid product enhancements

Excellent growth opportunities in clearly defined
markets

Back Up

Current Resources

Staff Resources

CEO

President

VP Corp. Development

Marketing Manager

Operations and Investor
Relations Manager

Clinical Applications
Specialist

Lead Software Developer

Hardware Developer

Sales Consultant

Agency Resources

JK Design – print/web
marketing and graphics

Avalanche PR

Interactive Metronome –
Sales and marketing
partner/distributor

Sales Distributors:
Specialty Medical Products,
PA, DE, NJ